Exhibit 99.1

 Investor Presentation  Q1 2021

 Disclosure Slide  These materials are provided for informational purposes only, and under no circumstances may any information contained herein be construed as investment advice or as an offer to sell or a solicitation of an offer to buy an interest in any Modiv program or offering. Alternative investments, such as an investment in Modiv or any Modiv program or offering, are speculative and involve substantial risks, including illiquidity and complete loss of invested capital, and there are no guarantees that assets will appreciate in value or that dividends will be paid. Such investments may not be suitable for all investors. Forward-Looking StatementsCertain statements contained herein, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about being a tech-enabled asset manager, durable cashflow income, long-term growth potential, innovation, potential lease extensions, expenses related to operating a public company, value appreciation, rent collections, durability of our real estate portfolio, estimated net asset value, and market and portfolio outlook including new investment opportunities. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Accordingly, we make no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, we undertake no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.Modiv Inc. is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

MODIV

Multiple Levers of Value Creation

Within a single ownership structure, Modiv provides individual investors access to a tech-enabled real estate asset manager with long-term growth potential driven by innovation and investor alignment.

MODIV

Real Estate Investments

Portfolio of income producing assets provides durable cash flow and long-term upside potential

Income + Growth

Investment Manager

Manager of alternative real estate products to provide revenue to Modiv and increase franchise value

Income + Growth

Crowdfunding Platform

Fintech platform magnifies access to investors and offers scalable and economical capital raise capabilities

Growth

Venture Capital Investments

Proptech and fintech related venture capital investments designed to create meaningful capital appreciation

Growth

Securities offered through North Capital Private Securities | Member FINRA / SIPC

2

Modiv by the Numbers

As of March 31, 2021

38
commercial properties



12
retail

14
office

12
industrial

$400+ million
assets under management

2.3 million
SF of leasable space

4 venture capital
investments

7,500+
investors

$35.8M dividends
paid since inception[1]

$0
fees[2]

1. Total distributions for Modiv's Class C and S shares combined from inception through 3/31/21.
2. Modiv charges no fees, although certain expenses related to operating a public company apply.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

3

 Investments Overview

 Durable Real Estate Portfolio   Properties  38  Square Footage (msf)  2.3  Total Tenants  31  Annualized Base Rent ($m)  $29.1   Top Ten Tenants (% of ABR)  55%  Tenant Industries  13  Occupancy (%)  100%  Cash Rent Collection (% of ABR)  100%  Investment Grade-Rated1 (% of ABR)  67%  Contractual Rent Bumps (% of ABR)  89%  Average Lease Term Remaining (years)   5.4  Leverage (% of asset cost)  49%  Weighted Average Interest Rate  4.3%  Net Asset Value per share  $24.61   Implied Cap Rate  7.5%  Diversified by Geography, Property Type and Sector    IndustrialOfficeRetail      As of March 31, 2021  1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

 Key Portfolio Metrics  Top 5 Tenantsby Annual Base Rent  8.7% (S&P A+)  7.7% (NR)  7.7% (S&P A+)  5.3% (S&P AA-)  5.5% (NR)  As of March 31, 2021  Modiv Inc. is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.   1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.  Lease DurationWeighted Average Lease Duration: 5.4 Years  Industry Breakdown  Property Type  Investment Grade1

Quarterly Activity

1 Leasing

- Notable lease extensions included five-year renewals with Northrop Grumman in Florida, and two Dollar Generals in Ohio.

2 Financing

- Four properties were re-financed totaling $12M with a weighted average rate of 3.4% and over five-years of average term to maturity.

3 Dispositions

- Asset sales comprised three properties, EcoThrift and two Chevron's, for gross proceeds of $13.7M.

Northrop Grumman | Melbourne, FL

Five-year lease renewal



Dollar General | Ohio

Five-year lease renewals


DOLLAR GENERAL

PMI Preclinical | San Carlos, CA

Re-financed



EcoThrift | Sacramento, CA

Asset sale



Securities offered through North Capital Private Securities | Member FINRA / SIPC

7

 Quarterly Estimated NAV  1. Estimated per share NAVs reflect the 1:3 reverse stock split effective February 1, 2021.    $24.61Estimated NAV per shareAs of March 31, 2021  17%Increase since April 2020        Net Asset Value per Share (April 2020)   $21.01   Real Estate  ($0.28)  Cash   $0.62  Other Assets  $0.01  Total Real Estate and Assets  $21.36   Debt  $1.82  Other Liabilities  $0.37  Total Debt and Other Liabilities  $2.19  Decrease in Shares  $1.06  Net Asset Value per Share (March 2021)  $24.61  NAV Analysis1    We posted a second consecutive NAV increase due in part to growing confidence in the post-pandemic market, while realizing upside from asset management initiatives and asset sales.  As of 3/31/2020. Cushman and Wakefield independent appraisal.  Raymond PaciniChief Financial Officer

 Investment Overview  As of March 31, 2021  Share Price (NAV)  $24.61  Dividend1  $1.05/share  Annualized Distribution Rate1  4.3%  Shares Outstanding  8.7 mm  Distributions Paid Since Inception1  $35.8 mm  1. There is no guarantee that distributions will be paid.

 Quarterly Commentary

Market & Portfolio Outlook

Since the onset of the pandemic, selected sectors of real estate have proven resilient. Our focus will remain on mission critical and operationally integral assets as we expand our portfolio. – David Collins, Chief Property Officer

Market Outlook

- Federal Reserve policy and the continued availability of low-cost debt have supported property values and limited the amount of distress
- The vaccine roll-out has accelerated plans for employees returning to the office
- Traditional retail continued to re-invent itself as spending patterns shift to e-commerce, while necessity retail has proven to be durable
- The real estate sector continues to embrace technology

Portfolio Outlook

- Rent collections remain at 100% demonstrating the quality of our tenants
- We are actively working with tenants to extend leases; completed three extensions in 1Q21
- We are underwriting several new investment opportunities as we look to increase our allocation to industrial/flex R&D and essential retail[1]



David Collins
Chief Property Officer



Mitchell Germain
Chief Capital Officer



William Broms
Chief Investment Officer

1. There is no guarantee that these transactions will be consummated.

Securities offered through North Capital Private Securities | Member FINRA / SIPC
11

MODIV

Modiv Quarterly Update

Highlights

- Completed name change to **Modiv Inc.** | 1:3 reverse stock split
- Published **$24.61 NAV, ~7% increase** from prior quarter | increase due to contractual rent increases, asset sales above stated value and broader market recovery
- Opportunistic **sale of three properties** | ~5% above value held in most recent NAV and reduction in non-essential retail
- **Maintained dividend policy** for 2021 | ($1.05/share post-split)
  - Introduced **concept of a 13th dividend** | at year-end, based on earnings results
- Established innovative **partnership with Forge Trust Co.** | providing Modiv investors with no-custodial-cost self-directed IRAs



Aaron Halfacre
Chief Executive Officer

Modiv is looking to redefine and disrupt traditional real estate. Our focus is leveraging technology to create new investment products, while maintaining favorable shareholder alignment.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

12

 Appendix

Executive Team & Board of Directors

Executive Team

Name	Title	Years of Relevant Experience
Ray Wirta	Chairman	50
Aaron Halfacre	Chief Executive Officer	25
Ray Pacini	Chief Financial Officer	40
Bill Broms	Chief Investment Officer	19
Mitchell Germain	Chief Capital Officer	20
David Collins	Chief Property Officer	35
Sandra Sciutto	Chief Accounting Officer	33
John Raney	Chief Legal Officer	12

Board of Directors

Name	Title	Years of Experience	Relevant Firm
Ray Wirta	Chairman	50	CBRE Irvine Company
Aaron Halfacre	Chief Executive Officer	25	Blackrock, Inc. Cole REIT
Joe Hanauer	Independent Director	50	Grubb & Ellis Porch.com
Adam Markman	Independent Director	30	Equity Commonwealth Green Street Adv.
Curtis McWilliams	Independent Director	40	Merrill Lynch Truststreet Prop.
Thomas Nolan	Independent Director	40	Spirit Realty Capital WashREIT
Jeffrey Randolph	Independent Director	40	Morgan Stanley

Securities offered through North Capital Private Securities | Member FINRA / SIPC

14

MODIV

Investments

As of March 31, 2021

Property	City, State	Product Type	Sq.Ft.	Investment Grade[1]	Purchase Date
3M	DeKalb, IL	Industrial	410,400	Y	3/29/2018
Accredo Health	Orlando, FL	Office	63,000	Y	6/15/2016
Amec Foster Wheeler	San Diego, CA	Industrial	37,449	N	7/20/2016
AvAir	Chandler, AZ	Industrial	162,714	N	12/28/2017
Bon Secours Health System	Richmond, VA	Office	72,890	Y	10/31/2018
Costco Wholesale	Issaquah, WA	Office	97,191	Y	12/20/2018
Cummins, Inc.	Nashville, TN	Office	87,230	Y	4/4/2018
Dana Incorporated	Leander, TX	Industrial	45,465	N	12/27/2016
Dollar General	Bakersfield, CA	Retail	18,827	Y	11/10/2015
Dollar General	Big Spring, TX	Retail	9,026	Y	11/4/2016
Dollar General	Castalia, OH	Retail	9,026	Y	11/4/2016
Dollar General	Lakeside, OH	Retail	9,026	Y	11/4/2016
Dollar General	Litchfield, ME	Retail	9,026	Y	11/4/2016
Dollar General	Mt. Gilead, OH	Retail	9,026	Y	11/4/2016
Dollar General	Thompsontown, PA	Retail	9,100	Y	11/4/2016
Dollar General	Wilton, ME	Retail	9,100	Y	11/4/2016
Dollar Tree	Morrow, GA	Retail	10,906	Y	4/22/2016
EMCOR Facilities	Cincinnati, OH	Office	39,385	Y	8/29/2017
exp Global	Maitland, FL	Office	33,118	N	3/27/2017

1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

(Cont'd)

Securities offered through North Capital Private Securities | Member FINRA / SIPC

15

Investments (cont'd)

As of March 31, 2021

Property	City, State	Product Type	Sq.Ft.	Investment Grade[1]	Purchase Date
FUJIFILM Dimatix (72.71%)	Santa Clara, CA	Industrial	91,740	Y	9/28/2017
Gap	Rocklin, CA	Office	40,110	N	12/1/2016
GSA - Mine Safety & Health	Vacaville, CA	Office	11,014	Y	4/5/2016
Harley Davidson	Bedford, TX	Retail	70,960	N	4/13/2017
Husqvarna	Charlotte, NC	Industrial	64,637	Y	11/30/2017
Illinois Tool Works	El Dorado Hills, CA	Industrial	38,500	Y	8/18/2016
L3 Communications	Carlsbad, CA	Industrial	46,214	Y	12/23/2016
Levins Sacramento	Sacramento, CA	Industrial	76,000	N	8/20/2015
Northrop Grumman	Melbourne, FL	Office	107,419	Y	3/7/2017
Omnicare	Richmond, VA	Industrial	51,800	Y	7/20/2017
PMI Preclinical	San Carlos, CA	Industrial	20,800	Y	12/9/2015
PreK Education Center	San Antonio, TX	Retail	50,000	Y	4/8/2016
Solar Turbines	San Diego, CA	Office	26,036	Y	7/20/2016
Sutter Health	Rancho Cordova, CA	Office	106,592	Y	3/15/2017
Taylor Farms	Yuma, AZ	Industrial	216,727	N	10/24/2019
Texas Health Resources	Dallas, TX	Office	38,794	Y	9/13/2018
Walgreens	Santa Maria, CA	Retail	14,490	Y	6/29/2017
Williams Sonoma	Las Vegas, NV	Office	35,867	N	6/22/2017
Wyndham	Las Vegas, NV	Office	41,390	N	6/22/2017
Totals			2,290,995	67%	-

1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

16

www.modiv.com | 888.686.6348120 Newport Center Drive | Newport Beach, CA 92660  Securities offered through North Capital Private Securities | Member FINRA / SIPC